UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2023

Nuwellis, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35312	No. 68-0533453
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12988 Valley View Road, Eden Prairie, MN 55344
(Address of Principal Executive Offices) (Zip Code)

(952) 345-4200
(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NUWE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 7, 2022, Nuwellis, Inc. (the “Company”) convened its special meeting of stockholders.  At that time, there were not present virtually or represented by proxy a sufficient number of shares of the Company’s common stock to constitute a quorum. Accordingly, the Company adjourned the stockholder meeting without any business being conducted, in order to allow time to achieve quorum and to allow the Company’s stockholders additional time to vote on the proposals set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 7, 2022 (the “Proxy Statement”).

The Company held its adjourned special meeting of stockholders on January 4, 2023 at 2:00 p.m. (Central Time) (the “Special Meeting”).  At the time of the Special Meeting, stockholders (i) approved the Warrant Proposal (as defined below) and (ii) authorized one or more adjournments of the meeting of stockholders to solicit additional proxies in the event there were insufficient votes to approve the Warrant Proposal.

A total of 3,815,782 shares of the Company’s common stock were present at the Special Meeting virtually or by proxy, which represents approximately 36% of the shares of common stock outstanding as of the record date for the Special Meeting.

The results of the voting are shown below:

Proposal 1 - To approve pursuant to Nasdaq Listing Rule 5635(d) and Nasdaq’s interpretations and guidance thereunder, the issuance of up to 66,226,752 shares of the Company’s common stock (as the same is to be adjusted for the reverse stock split effectuated by the Company on December 9, 2022) upon the exercise of its warrants issued to investors in its underwritten offering that closed on October 18, 2022 (“October 2022 Underwritten Offering”) that may be equal to or exceed 20% of the Company’s common stock outstanding before the October 2022 Underwritten Offering (the “Warrant Proposal”).

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
1,955,994	1,791,220	68,568	N/A

Proposal 2 - To authorize one or more adjournments of the stockholder meeting to solicit additional proxies in the event there are insufficient votes to approve the Warrant Proposal.

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
1,971,645	1,746,660	97,477	N/A

The vote numbers above reflect share amounts as of the meeting record date and are not adjusted for the reverse stock split effectuated by the Company on December 9, 2022.

On January 4, 2023, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

As of January 3, 2023, and following the reverse stock split effectuated by the Company on December 9, 2022, the Company has 536,394 shares of common stock issued and outstanding, on a split adjusted basis.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description
99.1	Press Release dated January 4, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2023	NUWELLIS, INC.

	By:	/s/ Nestor Jaramillo, Jr
	Name:	Nestor Jaramillo, Jr.
	Title:	President and Chief Executive Officer